AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 24, 1998       REGISTRATION NO. 333-
============================================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                           __________________________
                               AMENDMENT NO. 1 TO

                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                           __________________________
                        21ST CENTURY TELECOM GROUP, INC.
              (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)


        ILLINOIS                                       36-4076758
(STATE OF INCORPORATION)                  (I.R.S. EMPLOYER IDENTIFICATION NO.)

                WORLD TRADE CENTER, 350 NORTH ORLEANS, SUITE 600
                            CHICAGO, ILLINOIS 60654
                                 (312) 470-2100
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
         INCLUDING AREA CODE, OF COMPANY'S PRINCIPAL EXECUTIVE OFFICES)

                               GLENN W. MILLIGAN
         CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE BOARD OF DIRECTORS

                        21ST CENTURY TELECOM GROUP, INC.
           WORLD TRADE CENTER--CHICAGO, 350 NORTH ORLEANS, SUITE 600
                            CHICAGO, ILLINOIS 60654
                                 (312) 470-2100
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

COPIES OF ALL COMMUNICATIONS, INCLUDING ALL COMMUNICATIONS SENT TO THE AGENT FOR
                          SERVICE, SHOULD BE SENT TO:

                          EDWIN M. MARTIN, JR., ESQ.
                            PIPER & MARBURY, L.L.P.
                         1200 NINETEENTH STREET, N.W.
                            WASHINGTON, D.C.  20036
                                (202) 861-6315

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

IF THE ONLY SECURITIES BEING REGISTERED ON THIS FORM ARE BEING OFFERED PURSUANT TO DIVIDEND OR INTEREST REINVESTMENT PLANS, PLEASE CHECK THE FOLLOWING BOX: [ ]

IF ANY OF THE SECURITIES BEING REGISTERED ON THIS FORM ARE TO BE OFFERED ON A DELAYED OR CONTINUOUS BASIS PURSUANT TO RULE 415 UNDER THE SECURITIES ACT OF 1933, OTHER THAN SECURITIES OFFERED IN CONNECTION WITH DIVIDEND OR INTEREST REINVESTMENT PLANS, CHECK THE FOLLOWING BOX: [X]

IF THIS FORM IS FILED TO REGISTER ADDITIONAL SECURITIES FOR AN OFFERING PURSUANT TO RULE 462(B) UNDER THE SECURITIES ACT, PLEASE CHECK THE FOLLOWING BOX AND LIST THE SECURITIES ACT REGISTRATION STATEMENT NUMBER OF THE EARLIER EFFECTIVE REGISTRATION STATEMENT FOR THE SAME OFFERING:

IF THIS FORM IS A POST-EFFECTIVE AMENDMENT FILED PURSUANT TO RULE 462(C) UNDER THE SECURITIES ACT, CHECK THE FOLLOWING BOX AND LIST THE SECURITIES ACT REGISTRATION STATEMENT NUMBER OF THE EARLIER EFFECTIVE REGISTRATION STATEMENT FOR THE SAME OFFERING: [ ]

IF DELIVERY OF THE PROSPECTUS IS EXPECTED TO BE MADE PURSUANT TO RULE 434, PLEASE CHECK THE FOLLOWING BOX: [ ]

                        CALCULATION OF REGISTRATION FEE

                                                                  PROPOSED
                                                                  MAXIMUM          PROPOSED
                                                                 AGGREGATE         MAXIMUM
TITLE OF EACH CLASS OF SECURITIES TO BE     AMOUNT TO BE      OFFERING PRICE       AGGREGATE             AMOUNT OF
REGISTERED                                    REGISTERED        PER NOTE(1)     OFFERING PRICE(2)     REGISTRATION FEE(3)
------------------------------------------------------------------------------------------------------------------------------
12 1/4 SENIOR DISCOUNT
 NOTES  DUE 2008...........                 $363,135,000            55%           $200,000,000              $     0
------------------------------------------------------------------------------------------------------------------------------
13 3/4 SENIOR CUMULATIVE EXCHANGEABLE       $ 50,000,000           100%           $ 50,000,000              $     0
 PREFERRED STOCK DUE 2010
==============================================================================================================================

(1)  ESTIMATED SOLELY FOR PURPOSES OF CALCULATING THE REGISTRATION FEE.
(2)  CALCULATED PURSUANT TO RULE 457(O).
(3) A REGISTRATION FEE OF $59,000 FOR THE 12 1/4 SENIOR DISCOUNT NOTES DUE 2008 AND $14,750 FOR THE 13 3/4 SENIOR CUMULATIVE EXCHANGEABLE PREFERRED STOCK DUE 2010 WAS PAID AT THE TIME OF THE INITIAL FILING OF THIS REGISTRATION STATEMENT.


     THE COMPANY HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE COMPANY SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 21.    Exhibits and Financial
              Statement Schedules
             (a)    Exhibits
-------------------------------------------------------------------
Exhibit No.                                      Document
-------------------------------------------------------------------
                                  1.1   Purchase Agreement dated
                                        as of February 2, 1998 by
                                        and among the Company and
                                        Credit Suisse First Boston
                                        Corporation, BancAmerica
                                        Robertson Stephens and
                                        BancBoston Securities,
                                        Inc., as Initial
                                        Purchasers.
-------------------------------------------------------------------
                                  3.1   Amended Articles of
                                        Incorporation of the
                                        Company filed on February
                                        9, 1998.
-------------------------------------------------------------------
                                  3.2   By-laws of the Company.
-------------------------------------------------------------------
                                  4.1   Indenture dated February
                                        15, 1998 between the
                                        Company, as Issuer, and
                                        State Street Bank and
                                        Trust, as Trustee, with
                                        respect to the 12 1/4
                                        Senior Discount Notes Due
                                        2008.
-------------------------------------------------------------------
                                  4.2   Form of the 12 1/4 Senior
                                        Discount Notes Due 2008
                                        (included in Exhibit 4.1).
-------------------------------------------------------------------
                                  4.3   Indenture dated as of
                                        February 15, 1998 between
                                        the Company and IBJ
                                        Schroder Bank & Trust
                                        Company, as Trustee, with
                                        respect to the Exchange
                                        Debenture.
-------------------------------------------------------------------
                                  4.4   Form of the 13 3/4 Senior
                                        Cumulative Exchangeable
                                        Preferred Stock Due 2010.
-------------------------------------------------------------------
                                  4.5   Registration Rights
                                        Agreement dated as of
                                        February 2, 1998 by and
                                        among the Company and
                                        Credit Suisse First Boston
                                        Corporation, BancAmerica
                                        Robertson Stephens and
                                        BancBoston Securities,
                                        Inc., as Initial
                                        Purchasers.
-------------------------------------------------------------------
                                  5.1   Opinion of Neal, Gerber
                                        and Eisenberg.
-------------------------------------------------------------------
                                  5.2   Opinion of Piper & Marbury
                                        LLP.
-------------------------------------------------------------------
                                 10.1   Franchise Agreement dated
                                        as of June 24, 1996 by and
                                        among the City of Chicago
                                        and the Company.
-------------------------------------------------------------------
                                 10.2   License Agreement dated as
                                        of October 27, 1994 by and
                                        among the Chicago Transit
                                        Authority and the Company.
-------------------------------------------------------------------
                              10.3* +   CSG Master Subscriber
                                        Management System
                                        Agreement dated as of May
                                        28, 1997 by and among CSG
                                        Systems, Inc. and the
                                        Company.
-------------------------------------------------------------------
                              10.4* +   Telemarketing Consultation
                                        Agreement dated as of
                                        August 5, 1997 by and
                                        among the Company and ITI
                                        Marketing Services, Inc.
-------------------------------------------------------------------

-------------------------------------------------------------------
                             10.5* +   Pole Attachment Agreement
                                        dated as of April 3, 1996
                                        by and among the Company
                                        and Commonwealth Edison
                                        Company.
-------------------------------------------------------------------
                              10.6* +   Pole Attachment Agreement
                                        dated as of November 14,
                                        1998 by and among the
                                        Company and
                                        Ameritech--Illinois.
-------------------------------------------------------------------
                              10.7* +   Office Lease dated January
                                        31, 1997 by and among the
                                        Company and LaSalle
                                        National Bank.
-------------------------------------------------------------------
                                 12.1   Statement regarding
                                        Computation of Earnings
                                        Ratio to Fixed Charges.
-------------------------------------------------------------------
                                21.1*   Subsidiaries of the
                                        Company.
-------------------------------------------------------------------
                                 23.1   Consent of Arthur Andersen
                                        with Respect to the
                                        Company.
-------------------------------------------------------------------
                                 23.2   Consent of Piper & Marbury
                                        LLP (incorporated by
                                        reference to Exhibit 5.2).
-------------------------------------------------------------------
                                 24.1   Power of Attorney
                                        (included on the signature
                                        page of this Registration
                                        Statement).
-------------------------------------------------------------------
                                 25.1   Statement of Eligibility
                                        of State Street Bank and
                                        Trust, as Trustee.
-------------------------------------------------------------------
                                 99.1   Form of Letter of
                                        Transmittal to 12 1/4
                                        Senior Discount Notes Due
                                        2008 of the Company.
-------------------------------------------------------------------
                                 99.2   Form of Letter of
                                        Transmittal to 13 3/4
                                        Senior Cumulative
                                        Exchangeable Preferred
                                        Stock Due 2010 of the
                                        Company.
-------------------------------------------------------------------
                                 99.3   Form of Notice of
                                        Guaranteed Delivery for
                                        12-1/4% Senior Discount
                                        Notes Due 2008
-------------------------------------------------------------------
                                 99.4   Form of Notice of
                                        Guaranteed Delivery for
                                        13-3/4% Senior Cumulative
                                        Exchangeable Preferred
                                        Stock Due 2010
-------------------------------------------------------------------
                                 99.5   Form of Letter to Brokers,
                                        Dealers, Commercial Banks,
                                        Trust Companies and Other
                                        Nominees for 12-1/4%
                                        Senior Discount Notes Due
                                        2008
-------------------------------------------------------------------
                                 99.6   Form of Letter to Brokers,
                                        Dealers, Commercial Banks,
                                        Trust Companies and Other
                                        Nominees for 13-3/4%
                                        Senior Cumulative
                                        Exchangeable Preferred
                                        Stock Due 2010
-------------------------------------------------------------------
                                 99.7   Form of Letter to Clients
                                        of Brokers, Dealers,
                                        Commercial Banks, Trust
                                        Companies and Other
                                        Nominees for 12-1/4%
                                        Senior Discount Notes Due
                                        2008
-------------------------------------------------------------------
                                 99.8   Form of Letter to Clients
                                        of Brokers, Dealers,
                                        Commercial Banks, Trust
                                        Companies and Other
                                        Nominees for 13-3/4%
                                        Senior Cumulative
                                        Exchangeable Preferred
                                        Stock Due 2010
-------------------------------------------------------------------
                                 99.9   Form of Instruction from
                                        Owner of 12 1/4 Senior
                                        Discount Notes Due 2008 of
                                        the Company.
-------------------------------------------------------------------
                                99.10   Form of Instruction from
                                        Owner of 13 3/4 Senior
                                        Cumulative Exchangeable
                                        Preferred Stock of the
                                        Company.
-------------------------------------------------------------------

----------------
*   Filed herewith.  All other exhibits previously filed.

+ Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant's Application Requesting Confidential Treatment under Rule 406 of the Act, filed on March 24, 1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Chicago, state of Illinois, on March 24, 1998.

                         21st CENTURY TELECOM GROUP, INC.




                         By:   /s/      Ronald D. Webster
                            --------------------------------------------
                            Ronald D. Webster, Chief Financial Officer


     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                   Title                      Date
---------------------------  -----------------------------------  --------------

                             Chief Executive Officer and
           *                 Chairman of the Board of Directors  March 24, 1998
---------------------------  (Principal Executive Officer)
Glenn W. Milligan


           *                 President, Chief Operating Officer  March 24, 1998
---------------------------  and Director
Robert J. Currey



/s/ Ronald D. Webster        Chief Financial Officer             March 24, 1998
---------------------------
Ronald D. Webster



           *                 Chief Technical Officer             March 24, 1998
---------------------------
Jay E. Carlson


           *                                                     March 24, 1998
---------------------------  Director
Edward T. Joyce


           *                                                     March 24, 1998
---------------------------  Director
Dr. Charles E. Kaegi


           *
---------------------------  Director                            March 24, 1998
James H. Lowry


           *
---------------------------  Director                            March 24, 1998
David Kronfeld


           *
------------------------------   Director                        March 24, 1998
Thomas Neustaetter


* By: /s/ Edwin M. Martin, Jr.
------------------------------    Director                       March 24, 1998
Edwin M. Martin, Jr.
Attorney-in-fact

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.                                  Document
----------------------------------------------------------------
                              1.1  Purchase Agreement dated as
                                   of February 2, 1998 by and
                                   among the Company and Credit
                                   Suisse First Boston
                                   Corporation, BancAmerica
                                   Robertson Stephens and
                                   BancBoston Securities, Inc.,
                                   as Initial Purchasers.
----------------------------------------------------------------
                              3.1  Amended Articles of
                                   Incorporation of the Company
                                   filed on February 9, 1998.
----------------------------------------------------------------
                              3.2  By-laws of the Company.
----------------------------------------------------------------
                              4.1  Indenture dated February 15,
                                   1998 between the Company, as
                                   Issuer, and State Street
                                   Bank and Trust, as Trustee,
                                   with respect to the 12 1/4
                                   Senior Discount Notes Due
                                   2008.
----------------------------------------------------------------
                              4.2  Form of the 12 1/4 Senior
                                   Discount Notes Due 2008
                                   (included in Exhibit 4.1).
----------------------------------------------------------------
                              4.3  Indenture dated as of
                                   February 15, 1998 between
                                   the Company and IBJ Schroder
                                   Bank & Trust Company, as
                                   Trustee, with respect to the
                                   Exchange Debenture.
----------------------------------------------------------------
                              4.4  Form of the 13 3/4 Senior
                                   Cumulative Exchangeable
                                   Preferred Stock Due 2010.
----------------------------------------------------------------
                              4.5  Registration Rights
                                   Agreement dated as of
                                   February 2, 1998 by and
                                   among the Company and Credit
                                   Suisse First Boston
                                   Corporation, BancAmerica
                                   Robertson Stephens and
                                   BancBoston Securities, Inc.,
                                   as Initial Purchasers.
----------------------------------------------------------------
                              5.1  Opinion of Neal, Gerber and
                                   Eisenberg.
----------------------------------------------------------------
                              5.2  Opinion of Piper & Marbury
                                   LLP.
----------------------------------------------------------------
                             10.1  Franchise Agreement dated as
                                   of June 24, 1996 by and
                                   among the City of Chicago
                                   and the Company.
----------------------------------------------------------------
                             10.2  License Agreement dated as
                                   of October 27, 1994 by and
                                   among the Chicago Transit
                                   Authority and the Company.
----------------------------------------------------------------
                          10.3* +  CSG Master Subscriber
                                   Management System Agreement
                                   dated as of May 28, 1997 by
                                   and among CSG Systems, Inc.
                                   and the Company.
----------------------------------------------------------------
                          10.4* +  Telemarketing Consultation
                                   Agreement dated as of August
                                   5, 1997 by and among the
                                   Company and ITI Marketing
                                   Services, Inc.
----------------------------------------------------------------
                          10.5* +  Pole Attachment Agreement
                                   dated as of April 3, 1996 by
                                   and among the Company and
                                   Commonwealth Edison Company.
----------------------------------------------------------------
                          10.6* +  Pole Attachment Agreement
                                   dated as of November 14,
                                   1998 by and among the
                                   Company and
                                   Ameritech--Illinois.
----------------------------------------------------------------

----------------------------------------------------------------
                          10.7* +  Office Lease dated January
                                   31, 1997 by and among the
                                   Company and LaSalle National
                                   Bank.
----------------------------------------------------------------
                             12.1  Statement regarding
                                   Computation of Earnings
                                   Ratio to Fixed Charges.
----------------------------------------------------------------
                            21.1*  Subsidiaries of the Company.
----------------------------------------------------------------
                             23.1  Consent of Arthur Andersen
                                   with Respect to the Company.
----------------------------------------------------------------
                             23.2  Consent of Piper & Marbury
                                   LLP (incorporated by
                                   reference to Exhibit 5.2).
----------------------------------------------------------------
                             24.1  Power of Attorney (included
                                   on the signature page of
                                   this Registration Statement).
----------------------------------------------------------------
                             25.1  Statement of Eligibility of
                                   State Street Bank and Trust,
                                   as Trustee.
----------------------------------------------------------------
                             99.1  Form of Letter of
                                   Transmittal to 12 1/4 Senior
                                   Discount Notes Due 2008 of
                                   the Company.
----------------------------------------------------------------
                             99.2  Form of Letter of
                                   Transmittal to 13 3/4 Senior
                                   Cumulative Exchangeable
                                   Preferred Stock Due 2010 of
                                   the Company.
----------------------------------------------------------------
                             99.3  Form of Notice of Guaranteed
                                   Delivery for 12-1/4% Senior
                                   Discount Notes Due 2008
----------------------------------------------------------------
                             99.4  Form of Notice of Guaranteed
                                   Delivery for 13-3/4% Senior
                                   Cumulative Exchangeable
                                   Preferred Stock Due 2010
----------------------------------------------------------------
                             99.5  Form of Letter to Brokers,
                                   Dealers, Commercial Banks,
                                   Trust Companies and Other
                                   Nominees for 12-1/4% Senior
                                   Discount Notes Due 2008
----------------------------------------------------------------
                             99.6  Form of Letter to Brokers,
                                   Dealers, Commercial Banks,
                                   Trust Companies and Other
                                   Nominees for 13-3/4% Senior
                                   Cumulative Exchangeable
                                   Preferred Stock Due 2010
----------------------------------------------------------------
                             99.7  Form of Letter to Clients of
                                   Brokers, Dealers, Commercial
                                   Banks, Trust Companies and
                                   Other Nominees for 12-1/4%
                                   Senior Discount Notes Due
                                   2008
----------------------------------------------------------------
                             99.8  Form of Letter to Clients of
                                   Brokers, Dealers, Commercial
                                   Banks, Trust Companies and
                                   Other Nominees for 13-3/4%
                                   Senior Cumulative
                                   Exchangeable Preferred Stock
                                   Due 2010
----------------------------------------------------------------
                             99.9  Form of Instruction from
                                   Owner of 12 1/4 Senior
                                   Discount Notes Due 2008 of
                                   the Company.
----------------------------------------------------------------
                            99.10  Form of Instruction from
                                   Owner of 13 3/4 Senior
                                   Cumulative Exchangeable
                                   Preferred Stock of the
                                   Company.
----------------------------------------------------------------

*  Filed herewith.  All other exhibits previously filed.

+ Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant's filed on Application Requesting Confidential Treatment under Rule 406 of the Act, March 24, 1998.